AMENDMENT NO. 1 TO THE

CREDIT AGREEMENT 1

Dated as of December 16, 2002

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT among ALPHARMA INC., a Delaware corporation ("Holdings"), the banks, financial institutions and other lenders party hereto, and BANK OF AMERICA, as administrative agent and collateral agent (the "Administrative Agent"), as parties to the Credit Agreement referred to below.

PRELIMINARY STATEMENTS:

    Alpharma Operating Corporation, a Delaware corporation (the "Company"), Alpharma USPD Inc., a Maryland corporation (together with the Company and the Subsidiary Borrowers party thereto, the "Borrowers"), Holdings, the Lender Parties and the Administrative Agent have entered into a Credit Agreement dated as of October 5, 2001 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.
    Holdings and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.
      Amendments to Credit Agreement

      . The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:

      (a) Article I is amended by adding the following new terms in alphabetical order:

      "Amendment No. 1 Effective Date" means the date on which Amendment No. 1 to the Credit Agreement, dated as of December 16, 2002, among Holdings, the Administrative Agent and the Required Lenders, becomes effective pursuant to Section 3 thereof.

      "Specified Restructurings" means the (i) closing of the Alpharma Animal Health Company facilities located in Hannibal, Missouri, Lowell, Arkansas, Parkville, Australia and Wrightstown, New Jersey and related employee headcount reductions and (ii) employee headcount reductions of approximately 160 positions, with notifications thereof expected to occur by the end of March 31, 2003.

      ______________________

      (1)     INDICATES THAT MATERIAL HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

      "Specified Sales" means the sale, licensing, transfer or other disposition of one or more of the following from time to time: (i) all or any portion of the Equity Interests, properties and assets related to the manufacture and sale of the "Norgeplaster" adhesive bandage business, (ii) all or any portion of the Equity Interests, properties and assets related to the manufacture and sale of the Norwegian vitamin business, (iii) all or any portion of rights or interests related to the ********* business, (iv) all or any portion of rights or interests related to the ******* business and (v) all or any portion of any land and facilities or other assets in connection with the Specified Restructurings.

      (b) The definition of "Consolidated EBITDA" in Article I is amended by (i) inserting after clause (j) therein the following new clause to read as follows:

      "plus (k) all cash expenses and charges up to a maximum aggregate amount of $25,000,000 of Holdings or any of its Subsidiaries incurred in connection with the Specified Restructurings",

      and (ii) relabeling existing clause (k) as new clause (l).

      (c) The definition of "Debt Securities" in Article I is amended by inserting at the end thereof the following new clause to read as follows:

      "; provided that convertible subordinated notes of the Company, with (i) a cash interest rate not in excess of 12% per annum, (ii) a maturity date occurring no sooner than December 15, 2009, (iii) financial and other operating covenants less restrictive by a factor of 10% than those contained in this Agreement and (iv) no additional or more restrictive defaults, required prepayment, required redemption or other similar terms more restrictive on, or less favorable to, the Company than those contained in this Agreement, shall be considered "Debt Securities" for all purposes of this Agreement".

      (d) The definition of "Fixed Charge Coverage Ratio" in Article I is amended by deleting the phrase "for the most recently completed Measurement Period" in clause (v) thereof and substituting therefor the phrase "during the most recently completed Measurement Period".

      (e) Section 2.06(b)(ii) is amended by inserting at the end of the second sentence thereof a new clause to read as follows:

      "; provided that 100% of the Net Cash Proceeds from the Specified Sales shall, to the extent such Specified Sales are permitted by, and only by, Section 5.02(e)(v), be applied by the Company, subject to Section 2.06(b)(viii), within ten (10) Business Days of receipt by Holdings or any of its Subsidiaries from time to time to prepay an aggregate principal amount of the Advances equal to 100% of such Net Cash Proceeds so received (it being understood that such sales shall, in addition to the other requirements for such sales specified in Section 5.02(e)(v), in each case be consummated on commercially reasonable terms as determined by the Company)."

      (f) Section 2.11(d) is amended by deleting the words "Eurodollar Rate" which appear in the proviso thereof.

      (g) Section 5.02(e)(v) is amended by inserting at the end thereof a new clause to read as follows:

      "; provided that the Specified Sales may be made without giving effect to the $5,000,000 or $10,000,000 limitations specified in this clause (v) and such limitations shall be calculated excluding the Specified Sales".

      (h) Section 5.02(j) is amended by inserting after clause (vi) the following new clauses "(vii) and (viii)" to read as follows:

      "(vii) prepayment of the three local currency loans provided to Alpharma AS by Union Bank of Norway, Nordic Investment Bank and Statens nærings-og distriksutviklingsfond, in the aggregate principal amount of approximately $7,702,000, through the use of a borrowing by Alpharma AS under its existing $30,000,000 multicurrency credit facility (it being understood that in connection with such prepayments, the Company will concurrently optionally prepay $7,500,000 of Term Advances pursuant to Section 2.06(a)) and (viii) prepayment of the industrial revenue bonds issued with respect to properties located in Baltimore, Maryland and Lincolnton, North Carolina (it being understood that the Company will otherwise comply with the requirements specified in Section 5.01(r)(D) in connection with the prepayment of such industrial revenue bonds)".

      (i) Section 5.03 is amended by adding to the end thereof the following new clause "(r)" to read as follows:

      "(r) Certain FDA Reports. (i) Promptly after the same becomes available to the Company, with respect to each manufacturing facility of Holdings or its Subsidiaries located in the United States: (A) all warning letters alleging violations of FDA regulatory requirements at such manufacturing facility and (B) all inspectional observations recorded on a Form FD 483 and issued by the FDA at the conclusion of any FDA inspections of such facility (other than pre-approval inspections and post-approval inspections) that would be required to be publicly disclosed by the Company in a filing with the Securities and Exchange Commission and (ii) promptly after the sending or filing thereof, all written responses to the FDA by or on behalf of Holdings or its Subsidiaries concerning alleged violations of FDA regulatory requirements contained in warning letters or Form FD 483s referred to in the foregoing clause (i) of this Section 5.03(r)."

      (j) Section 5.04(e) is amended by adding to the end thereof the following new clause to read as follows:

      "less (iv) an amount equal to the lesser of (A) $75,000,000 and (B) the amount of all Consolidated cash and non-cash charges of Holdings and its Subsidiaries taken for the Fiscal Quarter ended December 31, 2002."

      Fees

      . On the date hereof, Holdings shall pay to the Administrative Agent, for the benefit of each Lender that executes this Amendment by no later than 5:00 PM (New York time) on Monday, December 16, 2002, an upfront fee equal to 0.05% of the aggregate Commitments of each such Lender under the Credit Agreement as of the date hereof (without giving effect to the Commitment reduction specified in Section 4 hereof).

      Conditions of Effectiveness

      . This Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by Holdings and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment; and Section 1 of this Amendment shall become effective when and only when the Administrative Agent shall have received (a) the fees specified in Section 2 hereof, and payment of all other accrued fees and expenses of the Administrative Agent (including the reasonable accrued fees and expenses of counsel to the Administrative Agent invoiced on or prior to the date hereof) and (b) all of the following documents, each such document dated the date of receipt thereof by the Administrative Agent (unless otherwise specified), in form and substance satisfactory to the Administrative Agent:

          Counterparts of the Consent appended hereto (the "Consent"), executed by each of the Loan Parties (other than Holdings);
          Certified copies of (A) the resolutions of the Board of Directors of (1) Holdings approving this Amendment and the matters contemplated hereby and (2) each other Loan Party evidencing approval of the Consent and (B) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment, the Consent and all other matters contemplated hereby;
          A certificate signed by a duly authorized officer of Holdings stating that: (A) the representations and warranties contained in Section 5 hereof and in the Loan Documents are true and correct on and as of the date of such certificate as though made on and as of such date other than any such representations or warranties that, by their terms, refer to a date other than the date of such certificate, and (B) no event has occurred and is continuing that constitutes a Default.
      Revolving Credit Commitment Reduction

      . On the Amendment No. 1 Effective Date, the Revolving Credit Commitments shall be automatically and permanently reduced, on a Pro Rata basis, by $150,000,000 in the aggregate.

      Representations and Warranties of Holdings

      . Holdings hereby represents and warrants as follows:

        Each Loan Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation.
        The execution, delivery and performance by each Loan Party of this Amendment and the Consent, as applicable, to which it is a party, are within such Person's corporate or other powers, have been duly authorized by all necessary corporate or other action and do not (i) contravene such Person's Constitutive Documents, (ii) violate any Requirement of Law, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under the Collateral Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries.
        No Governmental Authorization, and no other authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other third party is required for the due execution, delivery or performance by any Loan Party of this Amendment or the Consent.
        This Amendment and the Consent have been duly executed and delivered by each Loan Party which is a party thereto. This Amendment and the Consent are legal, valid and binding obligations of each Loan Party which is a party thereto, enforceable against each such Loan Party in accordance with their respective terms.
        There is no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries pending or, to the knowledge any Loan Party, threatened before any Governmental Authority or arbitrator that purports to affect the legality, validity or enforceability of this Amendment or the Consent, or the consummation of any of the transactions contemplated hereby.
        The execution, delivery and performance of this Amendment and the Consent do not adversely affect the Liens created under any of the Collateral Documents.
      Reference to and Effect on the Loan Documents

      . (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

            The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.
            The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
      Costs, Expenses

      . The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

      Execution in Counterparts

      . This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

      Governing Law

. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ALPHARMA INC.

By:/s/ Matthew Farrell
Title: Executive Vice President, Finance
and Chief Financial Officer

BANK OF AMERICA, N.A.,

as Administrative Agent and Lender

By:/s/ Joseph L. Corah
Title: Principal

Agreed as of the date first above written:
BNP PARIBAS By:/s/ Shayn March Title: Vice President By:/s/ Stephanie Rogers Title: Vice President	BNP PARIBAS, OSLO BRANCH By:/s/ Cecilia Stenkula Title: General Manager By:/s/ Mikkel A. Vogt Title: General Manager - Corporate
CIBC, INC. By:/s/ Lindsay Gordon Title: Executive Director	CITICORP USA, INC. By:/s/ Allen Fisher| Title: Vice President
DEN NORSKE BANK By:/s/ Philip F. Kurpiewski Title: First Vice President	FLEET NATIONAL BANK By:/s/ Roger Boucher Title:
IKB CAPITAL CORPORATION By:/s/ David Snyder Title: President	LANDESBANK SCHLESWIG-HOLSTEIN GIROZENTRALE, COPENHAGEN BRANCH By:/s/ Finn Bergman Title: By:/s/ Steffen Andersen Title:
NATIONAL CITY BANK By:/s/ Kevin M. Knopf Title: Assistant Vice President	UNION BANK OF NORWAY By:/s/ Terje Straume Title: General Manager
ADDISON CDO, LIMITED (#1279) By:/s/ Mohan V. Phansalkar Title: Executive Vice President	AERIES FINANCE-II LTD. By:/s/ Thomas H.B. Ewald Title: Authorized Signatory
AIM FLOATING RATE FUND By:/s/ Thomas H.B. Ewald Title: Authorized Signatory	ALLIANCE CAPITAL FUNDING, L.L.C. By:/s/ Teresa McCarthy Title: Vice President
ALLSTATE LIFE INSURANCE COMPANY By:/s/ Chris Goergen Title: Authorized Signatory By:/s/ Jerry D. Zinkula Title: Authorized Signatory	AMARA 2 FINANCE, LTD. By:/s/ Thomas H.B. Ewald Title: Authorized Signatory
AMERICAN EXPRESS CERTIFICATE COMPANY By:/s/ Steven B. Staver Title: Managing Director	AMMC CDO II, LIMITED By:/s/ David P. Meyer Title: Vice President
ANTARES CAPITAL CORPORATION By:/s/ David Mahon Title: Director	ANTARES FUNDING TRUST By:/s/ Leslie Hundley Title: Officer
APEX (Trimaran) CDO I, LTD. By:/s/ David M. Millison Title: Managing Director	ARCHIMEDES FUNDING III, LTD. By:/s/ Helen Rhee Title: Senior Vice President
ARCHIMEDES FUNDING IV (CAYMAN), LTD. By:/s/ Helen Rhee Title: Senior Vice President	ATHENA CDO, LIMITED (#1277) By:/s/ Mohan V. Phansalker Title: Executive Vice President
AVALON CAPITAL LTD. By:/s/ Thomas H.B. Ewald Title: Authorized Signatory	AVALON CAPITAL LTD. 2 By:/s/ Thomas H.B. Ewald Title: Authorized Signatory
BLACK DIAMOND CLO 1998-1 LTD. By:/s/ Alan Corkish Title: Director	BLACK DIAMOND CLO 2000-1 LTD. By:/s/ Alan Corkish Title: Director
BRYN MAWR CLO, LTD. By:/s/ Dale Burrow Title: Senior Vice President	CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM (#2980) By:/s/ Mohan V. Phansalker Title: Executive Vice President
CAPTIVA III FINANCE LTD. (ACCT. 275) By:/s/ David Dyer Title: Director	CAPTIVA IV FINANCE LTD. (ACCT. 1275) By:/s/ David Dyer Title: Director
CATALINA CDO LTD. (#1287) By:/s/ Mohan V. Phansalker Title: Executive Vice President	CENTURION CDO II, LTD. By:/s/ Steven B. Staver Title: Managing Director
CENTURION CDO VI, LTD. By:/s/ Steven B. Staver Title: Managing Director	CERES II FINANCE LTD. By:/s/ Thomas H.B. Ewald Title: Authorized Signatory
CHARTER VIEW PORTFOLIO By:/s/ Thomas H.B. Ewald Title: Authorized Signatory	CITIGROUP INVESTMENTS CORPORATE LOAN FUND INC. By:/s/ Matthew J. McInerny Title: Investment Officer
CLYDESDALE CLO 2001-1, LTD. By:/s/ Elizabeth MacLean Title: Vice President	COLUMBUS LOAN FUNDING, LTD. By:/s/ Matthew J. McInerny Title: Investment Officer
CONTINENTAL CASUALTY COMPANY By:/s/ Marilou R. McGirr Title: Vice President	DELANO COMPANY (#274) By:/s/ Mohan V. Phansalker Title: Executive Vice President
DIVERSIFIED CREDIT PORTFOLIO LTD. By:/s/ Thomas H.B. Ewald Title: Authorized Signatory	ENDURANCE CLO I, LTD. By:/s/ Helen Rhee Title: Senior Vice President
FIDELITY ADVISOR SERIES II By:/s/ Francis V. Knox, Jr. Title:	FRANKLIN CLO I, LIMITED By:/s/ Richard D'Addario Title: Senior Vice President
FRANKLIN CLO II, LIMITED By:/s/ Richard D'Addario Title: Senior Vice President	FRANKLIN FLOATING RATE DAILY ACCESS FUND By:/s/ Richard D'Addario Title: Senior Vice President
FRANKLIN FLOATING RATE MASTER SERIES By:/s/ Richard D'Addario Title: Senior Vice President	FRANKLIN FLOATING RATE TRUST By:/s/ Richard D'Addario Title: Senior Vice President
GALAXY CLO 1999-1, LTD. By:/s/ Steven S. Oh Title: Authorized Signatory	HARBOURVIEW CDO II, LTD, FUND By:/s/ Bill Campbell Title: Manager
HARBOURVIEW CLO IV, LTD, FUND By:/s/ Bill Campbell Title: Manager	IDS LIFE INSURANCE COMPANY By:/s/ Steven B. Staver Title: Managing Director
ING INVESTMENTS, LLC By:/s/ Michel Prince Title: Vice President	ING PRIME RATE TRUST By:/s/ Michel Prince Title: Vice President
ING SENIOR INCOME FUND By:/s/ Michel Prince Title: Vice President	INVESCO CBO 2000-1 LTD. By:/s/ Thomas H.B. Ewald Title: Authorized Signatory
J.H. WHITNEY MARKET VALUE FUND, L.P. By:/s/ Marc S. Diagonale Title: Authorized Signatory	JISSEKIKUN FUNDING, LTD. (#1288) By:/s/ Mohan V. Phansalker Title: Executive Vice President
KATONAH I, LTD. By:/s/ Ralph Della Rocca Title: Authorized Officer	KATONAH II, LTD. By:/s/ Ralph Della Rocca Title: Authorized Officer
KATONAH III, LTD. By:/s/ Ralph Della Rocca Title: Authorized Officer	KZH CNC LLC By:/s/ Anthony Iarrobino Title: Authorized Agent
KZH CYPRESSTREE-1 LLC By:/s/ Anthony Iarrobino Title: Authorized Agent	KZH ING-2 LLC By:/s/ Anthony Iarrobino Title: Authorized Agent
KZH RIVERSIDE LLC By:/s/ Anthony Iarrobino Title: Authorized Agent	KZH SOLIEL LLC By:/s/ Anthony Iarrobino Title: Authorized Agent
KZH SOLIEL-2 LLC By:/s/ Anthony Iarrobino Title: Authorized Agent	KZH STERLING LLC By:/s/ Anthony Iarrobino Title: Authorized Agent
LONG LANE MASTER TRUST IV By:/s/ Darcey Bartel Title: Director	MAGMA CDO LTD. By:/s/ Kaitlin Trinh Title: Fund Controller
ML CLO XII PILGRIM AMERICA (CAYMAN) LTD. By:/s/ Michel Prince Title: Vice President	MONUMENT CAPITAL LTD. By:/s/ Teresa McCarthy Title: Vice President
MORGAN STANLEY PRIME INCOME TRUST By:/s/ Peter Gewirtz Title: Vice President	NEMEAN CLO, LTD. By:/s/ Helen Rhee Title: Senior Vice President
NEW ALLIANCE GLOBAL CDO, LIMITED By:/s/ Teresa McCarthy Title: Vice President	NOMURA BOND AND LOAN FUND By:/s/ Elizabeth MacLean Title: Vice President
OPPENHEIMER SENIOR FLOATING RATE FUND By:/s/ Bill Campbell Title: Manager	ORIX FINANCE CORP. I By:/s/ Sheppard H.C. Davis, Jr. Title: Authorized Representative
ORYX CLO, LTD. By:/s/ Helen Rhee Title: Senior Vice President	PILGRIM CLO 199-1 LTD. By:/s/ Michel Prince Title: Vice President
PROTECTIVE LIFE INSURANCE COMPANY By:/s/ Diane S. Griswold Title: AVP	PRUDENTIAL SERIES FUND INCORPORATED (#1241) By:/s/ Mohan V. Phansalker Title: Executive Vice President
PVIT HIGH YIELD BOND PORTFOLIO (#686) By:/s/ Mohan V. Phansalker Title: Executive Vice President	ROSEMONT CLO, LTD. By:/s/ Dale Burrow Title: Senior Vice President
ROYALTON COMPANY (#280) By:/s/ Mohan V. Phansalker Title: Executive Vice President	SAN JOAQUIN CDO I LIMITED (#1282) By:/s/ Mohan V. Phansalker Title: Executive Vice President
SEABOARD CLO 2000 LTD. By:/s/ Sheppard H.C. Davis, Jr. Title: Authorized Representative	SEQUILS - CENTURION V, LTD. By:/s/ Steven B. Staver Title: Managing Director
SEQUILS - CUMBERLAND I, LTD. By:/s/ Dale Burrow Title: Senior Vice President	SEQUILS-ING I (HBDGM), LTD. By:/s/ Helen Rhee Title: Senior Vice President
SEQUILS-LIBERTY, LTD. By:/s/ Thomas H.B. Ewald Title: Authorized Signatory	SEQUILS-MAGNUM, LTD. (#1280) By:/s/ Mohan V. Phansalker Title: Executive Vice President
SMOKY RIVER CDO, L.P. By:/s/ Melissa Marano Title: Director	SUMITOMO TRUST & BANKING CO., LTD. By:/s/ Elizabeth A. Quirk Title: Vice President
SUNAMERICA LIFE INSURANCE COMPANY By:/s/ Steven S. Oh Title: Authorized Agent	THE TRAVELERS INSURANCE By:/s/ Matthew J. McInerny Title: Investment Officer
TRITON CBO III, LIMITED By:/s/ Thomas H.B. Ewald Title: Authorized Signatory	US HIGH YIELD BOND FUND I (#1402) By:/s/ Mohan V. Phansalker Title: Executive Vice President
VAN KAMPEN CLO I, LIMITED By:/s/ Brad Langs Title: Vice President	VAN KAMPEN CLO II, LIMITED By:/s/ Brad Langs Title: Vice President
VAN KAMPEN PRIME RATE INCOME TRUST By:/s/ Brad Langs Title: Vice President	VAN KAMPEN SENIOR FLOATING RATE FUND By:/s/ Brad Langs Title: Vice President
VAN KAMPEN SENIOR INCOME TRUST By:/s/ Brad Langs Title: Vice President

CONSENT

Dated as of December 16, 2002

Each of the undersigned, as Guarantors under, as applicable, the (i) Parent Guaranty dated as of October 5, 2001, (ii) Subsidiary Guaranty dated as of October 5, 2001 or (iii) Subsidiary Guaranty dated as of December 26, 2001, in each case in favor of the Secured Parties referred to therein (collectively, the "Guaranty"), hereby consents to the foregoing Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) each of the Collateral Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

ALPHARMA OPERATING CORPORATION

By:/s/ Robert F. Wrobel
Title: Secretary

ALPHARMA USPD INC.

By:/s/ Robert F. Wrobel
Title: Secretary

ALPHARMA U.S. INC.

By:/s/ Robert F. Wrobel
Title: Secretary

BARRE PARENT CORPORATION

By:/s/ Robert F. Wrobel
Title: Secretary

G.F. REILLY COMPANY

By:/s/ Robert F. Wrobel
Title: Secretary

PARMED PHARMACEUTICALS, INC.

By:/s/ Robert F. Wrobel
Title: Secretary

ALPHARMA EURO HOLDINGS INC.

By:/s/ Robert F. Wrobel
Title: Secretary

ALPHARMA (BERMUDA) INC.

By:/s/ Robert F. Wrobel
Title: Secretary

ALPHARMA USHP INC.

By:/s/ Robert F. Wrobel
Title: Secretary

ALPHARMA US PHARMACEUTICAL LLC

By:/s/ Robert F. Wrobel
Title: Secretary

ALPHARMA ANIMAL HEALTH COMPANY

By:/s/ Robert F. Wrobel
Title: Secretary

MIKJAN CORPORATION

By:/s/ Robert F. Wrobel
Title: Secretary

ALPHARMA NW INC.

By:/s/ Robert F. Wrobel
Title: Secretary

NMC LABORATORIES, INC.

By:/s/ Robert F. Wrobel
Title: Secretary

US ORAL PHARMACEUTICALS PTY LTD

By:/s/ Robert F. Wrobel
Title: Secretary

FAULDING HOLDINGS INC.

By:/s/ Robert F. Wrobel
Title: Secretary

FAULDING PHARMACEUTICALS INC.

By:/s/ John W. LaRocca
Title: Assistant Secretary

POINT HOLDINGS INC.

By:/s/ John W. LaRocca
Title: Assistant Secretary

PUREPAC PHARMACEUTICAL HOLDINGS INC.

By:/s/ Robert F. Wrobel
Title: Secretary

FAULDING LABORATORIES INC.

By:/s/ John W. LaRocca
Title: Assistant Secretary

PUREPAC PHARMACEUTICAL CO.

By:/s/ John W. LaRocca
Title: Assistant Secretary